SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 15, 2010
 ______________________________________________________________________________________________________________________

CAPITOL FEDERAL FINANCIAL
 ______________________________________________________________________________________________________________________
(Exact name of Registrant as specified in its Charter)

   United States                 000-25391                 48-1212142
   ______________________________________________________________________________________________________________________
      (State or other jurisdiction of incorporation)               (Commission File Number)                     (IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
   _______________________________________________________________________________________________________________________
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
_______________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

The Registrant's press release dated November 15, 2010, announcing that it has received all necessary approvals and has commenced its "second-step" stock offering of new shares of common stock is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99 - Press release dated November 15, 2010

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CAPITOL FEDERAL FINANCIAL

Date: November 15, 2010                          By: /s/ Kent G. Townsend

                           _____________________________
                    Kent G. Townsend, Executive Vice-President
                    and Chief Financial Officer